Exhibit 99.1

News release

Dex One	SuperMedia
Media Contacts:	Media Contacts:
Chris Hardman	Andrew Shane
303-784-1351	214-498-4915
Chris.Hardman@dexone.com	Andrew.Shane@supermedia.com

Investor Contact:	Investor Contact:
James Gruskin	Cliff Wilson
Cobb Bay Partners	972-453-6188
800-497-6329 invest@dexone.com	Cliff.Wilson@supermedia.com

DEX ONE AND SUPERMEDIA REACH AGREEMENT WITH LENDER

STEERING COMMITTEE AND AMEND MERGER AGREEMENT

— Merger Economics and Investor Interests Preserved —

— Transaction Now Expected to Close in First Half of 2013 —

— Merged Company Will Have Until End of 2016 to Retire Debt —

CARY, N.C. and DALLAS, Dec. 6, 2012 — Dex One Corporation (NYSE: DEXO) and SuperMedia Inc. (NASDAQ: SPMD) today announced they have reached an agreement with a steering committee representing senior lenders of both companies on a revised set of amendments to the companies’ credit agreements as part of their proposed merger. As a result, the companies have also entered into an Amended and Restated Merger Agreement.

The credit agreement amendments will:

•	Uphold the basic economic terms and strategic merits of the merger as initially announced;

•	Preserve the interests of all investors without any dilution; and

•	Extend the maturity dates of the companies’ senior secured debt up to 26 months until Dec. 31, 2016.

Following the initial announcement of the proposed merger in August 2012, the lender steering committee was formed to evaluate the proposed amendments to the companies’ respective credit agreements. The existing senior credit agreements for both companies require 100 percent approval from the senior lenders for the amendments, and the companies are working with the steering committee to obtain the requisite approval from the remaining senior lenders.

The steering committee has unanimously agreed to support the revised credit agreement amendments.

As previously disclosed, in the event the companies obtain sufficient, but not unanimous, support from the remaining lenders, either or both companies may seek to finalize credit agreement amendments and complete the merger by means of a pre-packaged bankruptcy.

Dex One and SuperMedia will also seek approval from their respective shareholders for the proposed merger and the pre-packaged bankruptcy plan, if the pre-packaged plan becomes necessary to secure the credit agreement amendments.

The merger is expected to be completed in the first half of 2013.

Both companies will be filing the Amended and Restated Merger Agreement with the U.S. Securities and Exchange Commission (“SEC”) under Current Reports on Forms 8-K, along with support agreements with the steering committee members and a lender presentation outlining key points of the transactions.

Copies of the Current Reports on Form 8-K will be available in the investor relations sections of www.dexone.com and www.supermedia.com.

ABOUT DEX ONE CORPORATION

Dex One Corporation (NYSE: DEXO) is a leading marketing solutions provider helping local businesses and their customers connect wherever and whenever they choose to search. Building on its heritage of delivering print-based solutions, the company provides integrated products and services to help its clients establish their digital presence and generate leads. Dex One’s locally based marketing experts offer a broad network of local marketing solutions including online, mobile and print search solutions, such as DexKnows.com. For more information, visit www.DexOne.com.

ABOUT SUPERMEDIA

SuperMedia Inc. (NASDAQ: SPMD) and its marketing consultants in local communities help small- and medium-sized businesses grow using marketing solutions across print, online, mobile and social media. SuperMedia solutions include: the award-winning Superpages shopping guide mobile site and apps, SocialEze® social marketing solution and SuperGuarantee® program; search engine marketing, directories published for Verizon®, FairPoint® and Frontier®, Superpages.com®, website, video, search engine optimization and reputation monitoring; print and digital display advertising, direct mail solutions and EveryCarListed.com® to shop for new and used vehicles. For more information, visit www.supermedia.com.

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Important Information For Investors and Security Holders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger transaction between SuperMedia Inc. (“SuperMedia”) and Dex One Corporation (“Dex”) will be submitted to the respective stockholders of SuperMedia and Dex. In connection with the proposed transaction, Newdex, Inc., a subsidiary of Dex (“Newdex”), will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a joint proxy statement/prospectus to be used by SuperMedia and Dex to solicit the required approval of their stockholders and that also constitutes a prospectus of Newdex. INVESTORS AND SECURITY HOLDERS OF SUPERMEDIA AND DEX ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive joint proxy statement/prospectus will be sent to security holders of SuperMedia and Dex seeking their approval of the proposed transaction. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other relevant documents filed by SuperMedia and Dex with the SEC from the SEC’s website at www.sec.gov. Copies of the documents filed by SuperMedia with the SEC will be available free of charge on SuperMedia’s website at www.supermedia.com under the tab “Investors” or by contacting SuperMedia’s Investor Relations Department at (877) 343-3272. Copies of the documents filed by Dex with the SEC will be available free of charge on Dex’s website at www.dexone.com under the tab “Investors” or by contacting Dex’s Investor Relations Department at (800) 497-6329.

SuperMedia and Dex and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective security holders with respect to the transaction. Information about these persons is set forth in SuperMedia’s proxy statement relating to its 2012 Annual Meeting of Shareholders and Dex’s proxy statement relating to its 2012 Annual Meeting of Stockholders, as filed with the SEC on April 11, 2012 and March 22, 2012, respectively, and subsequent statements of changes in beneficial ownership on file with the SEC. These documents can be obtained free of charge from the sources described above. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the joint proxy statement/prospectus and other relevant documents regarding the transaction (when available), which will be filed with the SEC.

Forward-Looking Statements

Certain statements contained in this document are “forward-looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995, including but not limited to, statements about the benefits of the proposed transaction and combined company, including future financial and operating results and synergies, plans, objectives, expectations and intentions and other statements relating to the proposed transaction and the combined company that are not historical facts. Where possible, the words “believe,” “expect,” “anticipate,” “intend,” “should,” “will,” “would,” “planned,” “estimated,” “potential,” “goal,” “outlook,” “may,” “predicts,” “could,” or the negative of such terms, or other comparable expressions, as they relate to Dex, SuperMedia, the combined company or their respective management, have been used to identify such forward-looking statements. All forward-looking statements reflect only Dex’s and SuperMedia’s current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to Dex and SuperMedia. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause Dex’s, SuperMedia’s or the combined company’s actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements.

Factors that could cause actual results to differ materially from current expectations include risks and other factors described in Dex’s and SuperMedia’s publicly available reports filed with the SEC, which contain discussions of various factors that may affect the business or financial results of Dex, SuperMedia or the combined company. Such risks and other factors, which in some instances are beyond either company’s control, include: the continuing decline in the use of print directories; increased competition, particularly from existing and emerging digital technologies; ongoing weak economic conditions and continued decline in advertising sales; the companies’ ability to collect trade receivables from customers to whom they extend credit; the companies’ ability to generate sufficient cash to service their debt; the companies’ ability to comply with the financial covenants contained in their debt agreements and the potential impact to operations and liquidity as a result of restrictive covenants in such debt agreements; the companies’ ability to refinance or restructure their debt on reasonable terms and conditions as might be necessary from time to time; increasing interest rates; changes in the companies’ and the companies’ subsidiaries credit ratings; changes in accounting standards; regulatory changes and judicial rulings impacting the companies’ businesses; adverse results from litigation, governmental investigations or tax related proceedings or audits; the effect of labor strikes, lock-outs and negotiations; successful realization of the expected benefits of acquisitions, divestitures and joint ventures; the companies’ ability to maintain agreements with major Internet search and local media companies; the companies’ reliance on third-party vendors for various services; and other events beyond their control that may result in unexpected adverse operating results.

With respect to the proposed merger, important factors could cause actual results to differ materially from those indicated by forward-looking statements included herein, including, but not limited to, the ability of Dex and SuperMedia to consummate the transaction on the terms set forth in the merger agreement; the risk that anticipated cost savings, growth opportunities and other financial and operating benefits as a result of the transaction may not be realized or may take longer to realize than expected; the risk that benefits from the transaction may be significantly offset by costs incurred in integrating the companies; potential adverse impacts or delay in completing the transaction as a result of obtaining consents from lenders to Dex or SuperMedia; failure to receive the approval of the stockholders of either Dex or SuperMedia for the transaction; and difficulties in connection with the process of integrating Dex and SuperMedia, including: coordinating geographically separate organizations; integrating business cultures, which could prove to be incompatible; difficulties and costs of integrating information technology systems; and the potential difficulty in retaining key officers and personnel. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus included in the registration statement on Form S-4 that Newdex intends to file with the SEC in connection with the proposed transaction.

None of Dex, SuperMedia or the combined company is responsible for updating the information contained in this document beyond the publication date, or for changes made to this document by wire services or Internet service providers.